LEASES (Schedule of undiscounted cash flows under leases) (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
For the year ending December 31,
2026	$ 592
2027	507
2028 and thereafter	0
Total minimum lease payments	1,099
Less: amount of lease payments representing interest	(108)
Present value of future minimum lease payments	991
Less: Current maturities of operating leases	495	$ 430
Long-term operating leases liabilities	$ 496	$ 878